Exhibit 99.1

CURTISS-WRIGHT ANNOUNCES RESOLUTION WITH SADDLE POINT

Appreciates Constructive Engagement

DAVIDSON, N.C. – March 9, 2022 – Curtiss-Wright Corporation (NYSE: CW) (“Curtiss-Wright” or the “Company”) announced today an agreement with Saddle Point Management, L.P. (together with its affiliates, “Saddle Point”) pursuant to which Saddle Point has withdrawn its proposals and its nominees for election to the Company’s Board of Directors (“Board”) at the Company’s upcoming 2022 Annual Meeting of Stockholders.

“We appreciated our engagement with Saddle Point and respect the significant work it has done as part of its approach to investing in our company,” said Lynn M. Bamford, President and CEO of Curtiss-Wright Corporation. “We are always open-minded when it comes to value creation ideas presented by our shareholders. As we have done historically, our approach to Board refreshment will continue to seek the best and most qualified candidates that bring to bear the critical skills and values in light of our business, financial profile and our portfolio’s increasing focus on Defense. We thank Saddle Point for its interest and input as a constructive Curtiss-Wright shareholder.”

“We thank Curtiss-Wright for its offer of continued dialogue as well as its acknowledgement of Saddle Point’s deep work,” said Roy J. Katzovicz, CEO of Saddle Point Management. “Most importantly, we applaud CEO Lynn Bamford’s continued drive towards increasing Defense exposure in the Company’s portfolio.” He added, “Given our constructive discussion with the Company and the onset of global hostilities, we believe that the right path forward is for Curtiss-Wright’s management team to execute their mission-critical work without distraction.”

The date of the 2022 Annual Meeting has not yet been announced. Stockholders are not required to take any action at this time. The Company expects to file its definitive proxy statement with the Securities Exchange Commission in due course.

About Curtiss-Wright Corporation

Curtiss-Wright Corporation (NYSE:CW) is a global integrated business that provides highly engineered products, solutions and services mainly to Aerospace & Defense markets, as well as critical technologies in demanding Commercial Power, Process and Industrial markets. We leverage a workforce of 7,800 highly skilled employees who develop, design and build what we believe are the best engineered solutions to the markets we serve. Building on the heritage of Glenn Curtiss and the Wright brothers, Curtiss-Wright has a long tradition of providing innovative solutions through trusted customer relationships. For more information, visit www.curtisswright.com.

About Saddle Point Management, L.P.

Saddle Point Management, L.P. is a private investment firm focused on public and private investments. The firm is based in New York City and registered with the Securities and Exchange Commission. Saddle Point Management manages funds and advises third party accounts that are in the business of trading – buying and selling – securities and other financial instruments. Saddle Point Management and such accounts have and, in the future, may increase, decrease, dispose of or change the form its or their investment in the Company for any or no reason, including a sale of all or substantially all of their investment.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to: (a) projections of or statements regarding return on investment, future earnings, interest income, sales, volume, other income, earnings or loss per share, growth prospects, capital structure, liquidity requirements and other financial terms, (b) statements of plans and objectives of management, (c) statements of future economic performance and potential impacts from COVID-19, including the impacts to supply and demand, and measures taken by governments and private industry in response, (d) the effect of laws, rules, regulations, new accounting pronouncements, and outstanding litigation on the Company’s business and future performance, and (e) statements of assumptions, such as economic conditions underlying other statements. Such forward-looking statements can be identified by the use of forward-looking terminology such as “anticipates,” “believes,” “continue,” “could,” “estimate,” “expects,” “intend,” “may,” “might,” “outlook,” “potential,” “predict,” “should,” “will,” as well as the negative of any of the foregoing or variations of such terms or comparable terminology, or by discussion of strategy. No assurance may be given that the future results described by the forward-looking statements will be achieved. While the Company believes these forward-looking statements are reasonable, they are only predictions and are subject to known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control, which could cause actual results, performance, or achievement to differ materially from anticipated future results, performance, or achievement expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, a reduction in anticipated orders, an economic downturn, changes in the competitive marketplace and/or customer requirements, a change in government spending, an inability to perform customer contracts at anticipated cost levels, the impact of a global pandemic or national epidemic, other factors that generally affect the business of aerospace, defense contracting, electronics, marine, and industrial companies, and the occurrence of any event, change or other circumstances that could give rise to disruption to the Company’s stock price, and the costs, fees, expenses and charges related to, and the distraction of management’s attention in connection with, any proxy contest or other stockholder related or similar matters, as well as those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, prior and future filings with the SEC and other written and oral statements made or released by the Company. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These forward-looking statements speak only as of the date of this press release, and the Company assumes no obligation to update forward-looking statements to reflect actual results or changes in or additions to the factors affecting such forward-looking statements after the date of this press release.

Additional Information and Where to Find It

The Company has filed a preliminary proxy statement and form of WHITE proxy card with the SEC in connection with the solicitation of proxies for the Annual Meeting (the “Preliminary Proxy Statement”). Details concerning the nominees of the Company’s Board for election at the Annual Meeting are included in the Preliminary Proxy Statement. Investors and stockholders are able to obtain a copy of the Preliminary Proxy Statement and other documents filed by the Company free of charge from the SEC’s website at www.sec.gov. Copies will also be available free of charge in the Investor Relations section on the Company’s website at www.curtisswright.com.

Participants in the Solicitation

This press release does not constitute a solicitation of any vote or approval in connection with the Annual Meeting. Nonetheless, the Company, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and executive officers is available in the Preliminary Proxy Statement filed with the SEC on March 2, 2022 and the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 24, 2022. To the extent holdings of the Company’s securities by such participants reported in the Preliminary Proxy Statement or the Form 10-K have changed, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership on Form 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.